UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 1, 2008

U. S. Precious Metals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50703	14-1839426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

950 Celebration Boulevard, Suite A, Celebration, Florida	34747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:  (407) 566-9310

        N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (11-05)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 8.01

Other Events

On July 1, 2008, U. S. Precious Metals, Inc. (the "Company") issued a press release announcing the gold and silver assay results of its recent drilling activities.  The independent testing was conducted by the Chris Christopherson Inc. testing laboratory of Smelterville, Idaho.

The Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits

(C) Exhibit 99.1.  U.S. Precious Metals, Inc. July 1, 2008 Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

U.S. Precious Metals, Inc.

(Registrant)

/s/ M. Jack Kugler

_______________________________

M. Jack Kugler, CEO

Date:  July 1, 2008

Exhibit 99.1  U.S. Precious Metals, Inc. July 1, 2008 Press Release

U.S. Precious Metals Releases Gold and Silver Results from Independent Assayer

CELEBRATION, Fla., July 1, 2008 ( MARKET WIRE ) -- U.S. Precious Metals, Inc. (USPR.OB OTCBB) ("USPR"), through its CEO M. Jack Kugler, today released assay data from Chris Christopherson Inc, (an independent testing laboratory in Smelterville, Idaho) for the gold and silver values from an intercept from drill hole number 3.  CEO Kugler further indicated that the assay results were quite encouraging.  Drill hole number 3, drilled adjacent to drill holes number 1 and 2, apparently intersected another mineralized vein.  The first three holes of the drilling campaign were drilled outside the Main Zone and in a location were surface assays were reported at 0.062 opt gold or $56 per ton, at current metal values.

The table below provides the assay results for a portion of the intersected vein.

                  Au opt          Ag opt        Verification/Re-Test

SAMPLE #	(Gold oz/ton)	(Silver oz/ton)	Au	Ag
LS08-3-43	0.045	6.96	0.040	6.88
LS08-3-44	0.104	7.90	0.106	7.85
LS08-3-45	0.124	3.38	0.116	4.02
LS08-3-46	0.070	6.17	0.060	6.16
LS08-3-47	0.019	0.40
LS08-3-48	0.005	0.68
LS08-3-49	0.004	0.36
LS08-3-50	0.004	0.20
LS08-3-51	0.015	2.19	0.012	2.02
LS08-3-52	0.021	1.08
LS08-3-53	0.009	0.43
LS08-3-54	0.005	1.08
LS08-3-55	0.020	3.00	0.025	3.08
LS08-3-56	0.060	4.98	0.049	5.06
LS08-3-57	0.015	1.59

Sample numbers LS08-3-43 to LS08-3-46 have a weighted average of 0.0831 opt gold and 6.165 opt silver, a combined worth $185 per ton.  The copper values have not yet been received; however, we expect ore grade copper values and will provide the assays once they are reported by the independent lab.

In addition, drill hole number 1 intersected 16 feet of 0.0915 opt gold worth, $85 per ton, 0.345 opt silver, worth $5.85 per ton and anomalous copper, values within the same interval.  Drill hole number 2 intersected 6 feet of disseminated native copper; assays reports will be released once completed.

The drilling campaign was initiated in early February in southern Mexico and is now being expanded into other areas of the 37,000 acre property.

US Precious Metals, Inc. is a gold exploration company operating in Mexico through its wholly owned Mexican subsidiary, U.S. Precious Metals de Mexico. US Precious Metal's common stock is quoted on the OTC Bulletin Board under the symbol "USPR."

Statements contained herein that are not based upon current or historical fact are forward-looking in nature. Such forward-looking statements reflect the Company's expectations about its future operating results, performance and opportunities that involve substantial risks and uncertainties. When used herein, the words "anticipate," "believe," "estimate," "plan," "intend" and "expect" and similar expressions, as they relate to U.S. Precious Metals, Inc., or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the Company's actual results, performance, prospects, and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, such factors, including risk factors, discussed in the Company's Registration Statement on Form SB-2, as amended, and its Annual Report on Form 10-KSB, as amended, for the year ended May 31, 2007. Except as required by the Federal Securities law, the Company does not undertake any obligation to release publicly any revisions to any forward-looking statements to reflect.

SOURCE: U.S. Precious Metals, Inc.

CONTACT:          U.S. Precious Metals, Inc.

                  Michael Jack Kugler, CEO, 407-566-9310

                  www.usprgold.com